AMENDMENT TO ASSET PURCHASE AGREEMENT


         THIS AMENDMENT (this "Amendment") to the Asset Purchase Agreement dated November 30, 2000 (the "Asset Purchase Agreement"), in entered into as of February 22, 2001, by and among Union Espanola de Explosivos S.A. ("Parent"), a Spanish S.A., Union Espanola de Explosivos-MSI International, S.A., a Spanish S.A. ("Purchaser"), UMSI Acquisition Co., a Delaware corporation ("Purchaser's Subsidiary"), and Mining Services International Corporation, a Utah corporation ("Seller"), based on the following:

                                    Premises

         A. The parties entered into the Asset Purchase Agreement pursuant to which Purchaser is acquiring certain assets and liabilities of Seller.

         B. Subsequent to the execution of the Asset Purchase Agreement, the accounting treatment of the transaction has been further refined. Consequently, the parties wish to enter into this Amendment to clarify the consequences of the accounting.

                                    Agreement

         NOW, THEREFORE, based on the foregoing premises and in consideration of the agreements, representations, warranties, and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound hereby, the parties hereto hereby agree as follows:

         1. General Price Adjustments. Subsection 2.6(a) is amended to read in its entirety as follows:

              (a) For purposes of this Agreement, the term "Net Assets" shall mean, as of the date immediately preceding the Closing Date, the total assets of the Business, which total Net Assets shall equal: (i) the gross assets of the Business (without taking into consideration any depreciation or amortization accrued over the period from June 30, 2000, through the Closing Date, or any impairment writedown of the assets of the Seller as a result of the purchase price agreed to by the parties herein) minus (ii) the gross liabilities of the Business, each as determined in accordance with United States generally accepted accounting principals (GAAP) consistently applied throughout the periods determined on the same basis as used to prepare the June 30, 2000, balance sheet.

         2. Ratification of Asset Purchase Agreement. Except as specifically provided in paragraph 1 this Amendment, the parties specifically ratify, confirm, and adopt as binding and enforceable, all of the terms and conditions of the Asset Purchase Agreement.

         3. Effect on Purchase Agreement. The amendments to the Asset Purchase Agreement contemplated by this Amendment are limited precisely as written and shall not be deemed to be an amendment to any other terms or conditions of the Asset Purchase Agreement. The Asset Purchase Agreement shall continue in full force and effect as amended by this Amendment. From and after the date hereof, all references to the Asset Purchase Agreement shall be deemed to mean the Asset Purchase Agreement as amended by this Amendment.

         4. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF.

         5. Headings. The section headings in this Amendment are intended solely for convenience and shall be given no effect in the construction and interpretation hereof.

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         6.  Counterparts.  This  Amendment  may be  executed  in  one  or  more
         counterparts,   and  by  the  different   parties  hereto  in  separate
         counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, Parent, Purchaser, Purchaser's Subsidiary and Seller have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                            UNION ESPANOLA DE EXPLOSIVOS S.A.


                                            By
                                            ------------------------------------
                                            Name: Jose F. Sanchez-Junco
                                            Title: Chairman and CEO

                                            UNION ESPANOLA DE EXPLOSIVOS -
                                            MSI INTERNATIONAL, S.A.


                                            By
                                            ------------------------------------
                                            Name: Jose F. Sanchez-Junco
                                            Title: Chairman


                                            UMSI ACQUISITION CO.


                                            By
                                            ------------------------------------
                                            Name: Jose F. Sanchez-Junco
                                            Title: President


                                            MINING SERVICES INTERNATIONAL, INC.


                                            By
                                            ------------------------------------
                                            Name: John T. Day
                                            Title: President


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